SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  November 1, 2000
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                               Cecil Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Maryland                             0-24926                     52-1885467
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(State or other jurisdiction       (Commission                 (I.R.S. Employer
   of incorporation)                File Number)             Identification No.)

127 North Street, Elkton, Maryland                                21921
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:  (410)398-1650
                                                    ---------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT
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     On October 31,  2000,  the Board of Directors  of the  Registrant  voted to dismiss Simon, Master & Sidlow, P.A., as its independent accountants. Simon, Master & Sidlow, P.A. was notified of the Board of Directors' decision on November 1, 2000. The decision was recommended by the Audit Committee and unanimously approved by of the Board of Directors. The firm of Stegman & Company, Towson, Maryland, has been engaged to perform an audit of the Registrant's financial statements for the fiscal year ending December 31, 2000 and to provide other accounting services, as appropriate.

     Simon, Master & Sidlow, P.A.'s audit reports on the Registrant's financial statements as of and for the years ended December 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent fiscal years, and for the interim period following through October 31, 2000, there have been no disagreements with Simon, Master & Sidlow, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Simon, Master & Sidlow, PA, would have caused them to make reference thereto .

     The Registrant provided Simon, Master & Sidlow, P.A. with a copy of this disclosure and Simon, Master & Sidlow, P.A. furnished it with a letter addressed to the Securities and Exchange Commission stating that it agrees with the foregoing statements. A copy of Simon, Master & Sidlow, P.A.'s letter to the Securities and Exchange Commission is attached as Exhibit 16.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND OTHER EVENTS
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     Exhibit 16.1 -- Accountant's Letter

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           CECIL BANCORP, INC.


Date: November 7, 2000                     By: /s/ Mary B. Halsey
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                                               Mary B. Halsey
                                               President